Exhibits 10.8
                            ASSET PURCHASE AGREEMENT

     This Asset Purchase Agreement (along all of the documents, schedules and exhibits made a part hereof, the "Agreement") dated as of September 1 lth, 2003 (the "Effective Date"), is by and among StrikeForce Technical Services Corporation d/b/a StrikePorce Technologies, Inc ., a New Jersey corporation ("Buyer"), NetLabs .com Inc., a New Jersey corporation ("Seller"), and Ramarao Pemmaraju (the "Developer").

                              ARTICLE 1. THE ASSETS

     1.1 Background. Seller desires to sell, and Buyer desires to purchase, all of Seller's technology, products and related assets on the terms and conditions described in this Agreement. The Developer developed the Seller's assets and Intellectual Property (as defined below) therein, and the Developer is entering into' this Agreement to give to Buyer, among other things, the benefit of certain representations, warranties, covenants and contractual rights upon which Buyer is relying in consummating the transactions described herein .

     1.2 Definitions. For purposes of this Agreement, and in addition to the terms defined elsewhere in this Agreement, the following terms shall have the respective meanings set forth below:

     "Copyrights" means all copyrights in both published and unpublished works and any registrations or applications for registration of copyrights in any jurisdiction throughout the world.

     "Intellectual Property Rights" means all forms of legal rights and protections in any country of the world, including all right, title and interest arising under common and statutory law to all Patents, Copyrights, Trademarks, Trade Secrets, any similar, corresponding ding or equivalent rights relating to intangible intellectual property, and all applications, registrations, issuances, divisions, continuations, renewals, reissuances and extensions of the foregoing.

     "Net Revenues" means any monies actually received by Buyer and recognized as revenues on a cash. basis during a particular calendar month for the licensing or other provision (e.g., on an application service provider basis) of specific Products to a third party licensee, or the maintenance or support of such Products, less any (a) fees or commissions paid to sales persons, brokers, agents, distributors and other sales personnel, and (b) any third party out-ofpocket fees, costs and taxes associated with the licensing or provision, maintenance or support of such Programs, including without limitation ASP hosting fees, telecommunication fees, sales and use tax, shipping and handling. The term "Net Revenues" excludes fees or monies received by Buyer for consulting services, or for any Programs or products other than the Buyer's Products.

     "Object Code" means the Programs in a form capable of direct execution by a computer. The term Object Code generally connotes the compiled, assembled or translated form of source code.

     "Patents" means all letters patents, provisional patents, design patents, PCT filings and other rights to inventions or designs, together with any extensions, reexaminations I-PH/1876327 .3 09/05/03 1 and reissues of such letters patent, patents of addition, patent applications, disclosure documents, divisions, continuations, continuations-in-part, and any subsequent filings in any country or jurisdiction claiming priority therefrom.

     "Person" means any individual, partnership,limited liability company, limited liability partnership, corporation, association, joint stock company, trust, joint venture, unincorporated organization or Governmental Authority.

     "Product" means a Program or technology developed by Seller and/or Developer that is transferred and assigned over to Buyer pursuant to this Agreement.

     "Program" means a computer program in Object Code or Source Code.

     "Source Code" means the Programs as written in a programming language such as, for example, C++.

     "Trademarks" means registered trademarks, registered service marks, trademark and service mark applications and unregistered trademarks and service marks, brand names, trade names, logos, certification marks, trade dress, and all goodwill associated with the foregoing throughout the world, and registrations in any jurisdictions of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application.

     "Trade Secrets" means all know-how, trade secrets, confidential information, customer lists, technical information, data, process technology, plans, drawings, innovations, designs, ideas, proprietary information, blue prints, and all documentation related to the foregoing, except for any such item that is generally available to the public.

        1 .3 Purchase and Sale . Subject to the terms and conditions of this Agreement, Seller and the Developer each hereby sells, transfers, delegates, assigns, conveys and delivers to Buyer, all of Seller's and the Developer's respective rights, duties, obligations, titles and interests in and to the following (collectively, the "Assets"):


        1.3.1 All of Seller's and Developer's Programs and other software, in both Source Code form and Object Code form, all documentation and information regarding the same, together with all prior versions and releases thereto, and together with all Intellectual Property Rights inherent therein or appurtenant thereto (each, a "Product" as defined above, and collectively, the "Products"). The Products fall in to two categories:

                    (a) All Products used in connection with the centralized out-of-band authorization systems often referred to as "COBAS" (collectively, the "COBAS Products").

                    (b) All other Products (collectively, the "Non-COB AS Products"), including without limitation the "NetFirewall" firewall program, the "MailSecure" anti-virus program, and the "Security Central" enterprise security management program.

        1.3.2 All of the oral, written or other agreements between Seller and a third party, or between the Developer and a third party, (collectively, the "Assumed Contracts"), including without limitation any licenses for third-party software applications embedded into the architecture and necessary for the operation of the Programs, and all original media and license keys related to the Assumed Contracts.

        1.3.3 Seller's and Developer's Trademarks, including without limitation the terms CENTRALIZED OUT-OF-BAND-AUTHENTICATION SYSTEM, C.O.B.A.S., COBAS, NETFIREWALL, MAILSECURE, and SECURITY CENTRAL, and the goodwill represented thereby.

        1.3.4 Seller's Patents and Developer's Patents, including without limitation :

                    (a) U.S. Application No. 09/655,297 by Ram, Pemmaraju, "Out-ofband security networks for computer network applications" (filed Sep. 5, 2000).

                    (b) U.S. Disclosure Document No. 499,547 by Ram Pemmaraju, "NetCard - Method and apparatus for securing credit card transactions for e-commerce" (filed Sep. 7, 2001) (since abandoned).

                    (c) U.S. Application No. 60/367,223 by Ram Pemmaraju, " ..Methods and apparatus for a computer network firewall which can be configured dynamically via an authentication mechanism" (provisional application filed April 9, 2002).

                    (d) U.S. Application No. 101406,228 by Ram Pemmaraju, "Methods and apparatus for a computer network firewall which can be configured dynamically via an authentication mechanism" (filed April 4, 2003) (claims priority under provisional application No. 60/367,223 filed April 9, 2002).

                    (e) U.S. Application by Ram Pemmaraju, "Methods and apparatus for authenticating a user via a centralized out-of-band platform." (provisional filed July 2002, full application filed July 19, 2003).

        1.3.5 All other hardware, software and other information technology of Seller and Developer.

        1.3.6 All other Intellectual Property Rights of Seller and Developer .

     1.4 Encumbrances. The Assets are transferred by Seller and the Developer to Buyer free of any lien, charge, security interest, mortgage, pledge or other encumbrance of any nature whatsoever ("Encumbrance").

     1.5 Excluded Assets. Buyer is not purchasing or assuming obligations with respect to any of the following assets of Seller or Developer (collectively, the "Excluded Assets"):

     1.5.1 Any rights of Seller or Developer under this Agreement.

     1.5.2 Any computer hardware of Seller or Developer.

     1.5.3 Any of Seller's or Developer's accounts receivable.

     1.5.4 Any cash of Seller or Developer .

     1.5.5 Any of Seller's or Developer's corporate and financial records.

     1.6 No Liabilities Assumed . Buyer assumes no liability other than as expressly provided by this Agreement. Buyer shall not assume any Liabilities arising out of any breach by Seller of any provision of any Assumed Contract or any infringement or other action of Buyer .

                      ARTICLE 2 . FINANCIAL PROVISIONS

     2.1 Purchase Price . As noted, herein, in consideration of the grant, sale, conveyance, assignment, transfer and delivery of the Assets to the Buyer by Seller and the Developer, the Buyer has paid, and the Seller and the Developer have each received from the Buyer the amount of One Dollar ($1 .00) (the "Purchase Price"), the receipt and sufficiency of which is hereby acknowledged. The Purchase Price does not include (i) any expenses reimbursed to the Buyer under the Assumed Contracts, (ii) any fees paid prior to the Effective Date under the Assumed Contracts, or (iii) any revenue generated under the terms of any other contract or agreement .

     2.2 Royalties) Buyer will also pay Seller ten percent (10%) of the Net Revenues received by Buyer for th~ Products (collectively, the "Royalties"). The Royalties will apply to Net Revenues received during a period of five (5) years period beginning September 1, 2003, and continuing through August 31, 2008 (the "Royalty Period") . i 2.3 Calculatidn and Payment of Royalties . During the Royalty Period : 2.3 .1. Within thirty (30) days of the end of each calendar month, Buyer will prepare and provide repo'r'ts (by email, in hard copy, or via a secure web site), detailing the Net Revenues for each of the!Products .

        2.3.2 Buyer will promptly thereafter mail or wire transfer any Royalties due to Seller as stated in the Reports .

        2.3.3 The parties acknowledge and agree that in any month when Buyer is unable to pay all off its overhead and other expenses and the Royalties then accrued and due to Seller, the Buyer shall pay all of Buyer's overhead first (including without limitation all of Buyer's office and equipment lease and rent expenses, all hosting and other expenses to provide services to Buyer's customers, third-party sales and marketing commissions and fees, expenses related to obtaining additional. customers, employee payroll, and independent contractor and consulting fees), and then pay the Royalties due to Seller . Any of Buyer's late payments of Royalties or other fees to Seller shall not be a default under this Agreement . Jn the event any Royalty payment or other amount due under this Agreement is more than four months overdue, such payment or overdue amount shall be assessed simple interest at the Prime Rate, as published in The Wall Street Journal, eastern edition .

     2.4 Stock. In addition to the Purchase Price, Royalties and other consideration set forth in this Agreement, Buyer agrees to issue 1,140,000 shares of its Common Stock (the "Shares") to Seller as additional consideration for the Assets. 1-PW1876327.3 09105143

     2.5 Audit. For the duration of the Royalty Period, and for six months thereafter, Seller shall have the right to audit the records of Buyer used to calculate Royalties due Seller by Buyer under this Agreement. Upon reasonable prior notice to the Buyer, and upon the Seller's auditors signing appropriate confidentiality agreements that protect the Buyer no less than the confidentiality provisions of this Agreement, the Seller's auditors shall have access to the relevant books and records of the Buyer necessary to conduct a review or audit thereof . Such limited access shall be available not more than once each calendar year, during Buyer's normal business hours . Upon completion of the audit, the parties agree that any overpayment determined by the audit will be promptly refunded, and that any underpayment determined by the audit will be promptly invoiced and paid .

                   ARTICLE 3 . REPRESENTATIONS AND WARRANTIES


     3.1 Mutual Warranties . Each party to this Agreement represents and warrants to each other party to this Agreement as follows :

        3.1.1 Each party has the full right, power and authority to execute, deliver and carry out the terms of this Agreement and all documents and agreements necessary to give effect to the provisions off this Agreement and to consummate the transactions contemplated on the part of such party hereunder .

        3.1.2 This Agreement and all other agreements and documents executed in connection, herewith by each party, upon due execution and delivery thereof, shall constitute the valid and binding obligations of each such party, enforceable in accordance with, its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by general principles of equity .

     3.2 Seller and Developer Warranties . As a material inducement to Buyer to enter into this Agreement and to consummate the transactions contemplated herein, Seller and Developer, jointly and severally, represent, warrant and covenant to Buyer as follows :


        3.2.1 Seller is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation, and is in good standing and duly qualified to do business as a . foreign corporation in all jurisdictions where the operation, of its business or the ownership of its properties make such qualification necessary.


        3.2.2 Except for Seller and the Developer, no other person or entity owns or holds, has any interest in, the Programs .

        3.2.3 Except for Developer's rights transferred to Buyer under this Agreement, Seller has good, valid and marketable title to all of the Assets, free and clear of any Encumbrances.

        3.2.4 Seller and Developer have each advised Buyer of all Program and documentation errors and defects known to Seller and Developer as of the Effective Date of this Agreement which can or do materially affect performance of the Programs . t-PR'1876327 .3 09/0 5 /03 5

        3.2.5 In the event of any alleged breach of this Agreement, or arising out ofthe transactions contemplated hereunder, neither Seller nor Developer will seek injunctive or other equitable relief, but will only seek monetary damages, which, if awarded, shall serve to make Seller and/or Developer whole.

        3.2.6 The Products do not contain any lock, clock, timer, counter, copy protection feature, replication device or defect ("virus" or "worm" as such terms are commonly used in the computer industry), CPU serial number reference, or other device which : (i) might lock, disable or erase the Programs ; (ii) prevent Buyer or any user from fully using the Programs; or (iii) require action or intervention by Seller or any other Person or entity to allow Buyer to use the Programs (collectively, "Locks"). UNDER NO CIRCUMSTANCES SHALL SELLER OR ANY DEVELOPER INSERT, ACTIVATE OR OPERATE, NOR ATTEMPT TO INSERT, ACTIVATE OR OPERATE, ANY DEVICE DESCRIBED IN THIS SECTION, NOR SHALL IT DEACTIVATE OR REPOSSESS THE PRODUCTS OR OTHER PROGRAMS (NOR ATTEMPT TO DO SO) BY ELECTRONIC MEANS OR OTHERWISE .

     3.3  Further   Representations  and  Warranties  of  Seller  and  Developer
Regarding the Shares. Seller and Developer each represents and warrants to Buyer as follows :

        3.3.1 It is acquiring the Shares for its own account for investment only and not with a view to or for sale in connection with the distribution thereof.

               3.3.2 It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the transactions contemplated by this Agreement, including, without limitation, the acquisition of the Shares, and making an informed investment decision with respect thereto . Seller understands that it must bear the economic risk of an investment in the Shares indefinitely unless the Shares are registered pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or an exemption from registration is available.


        3.3.3 It is an "Accredited Investor" as such term is defined in Rule 501 under the Securities Act .

        3.3.4 It has had the opportunity to ask questions and receive answers concerning the Company, as well as the opportunity to obtain additional information necessary to verify the accuracy of information furnished by the Company.

        3.3.5 It understands that the Shares have not been registered under the Securities Act or any state securities laws, and may not be transferred unless subsequently registered thereunder or pursuant to an exemption from registration, and that a legend indicating such restrictions will be placed on the certificates representing such Shares . Seller understands that the Company has no present intention of registering any of the Shares . Seller also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Seller to transfer all or any portion of, the Shares in the amounts or at the times Seller might propose .

     3.4 Further Assurances. Seller and each Developer agrees and covenants that on the Effective Date or promptly thereafter: 1 oPH/1876327 . 3 09105103 6

        3.4.1 Seller and each Developer shall deliver to Buyer such bills of sale, endorsements, assignments and other good and sufficient instruments of assignment, transfer and conveyance, in form and substance reasonably satisfactory to Buyer, as shall be effective to vest in Buyer all, of Seller's and Developer's title to the Assets.

        3.4.2 Seller and Developer shall each execute, acknowledge and deliver all such further assignments, transfers, conveyances and other instruments as may be necessary to assign, transfer and convey to and vest in Buyer and more fully protect its right, title and interest in the Assets, and as otherwise may be appropriate to carry out the transactions contemplated by this Agreement, including complete schedules or lists of COBAS Products, Non-COBAS Products, Patents, Trademarks, Copyrights and Trade Secrets.

        3.4.3 Each of Seller and Developer agrees to enter into a stockholders agreement with the Buyer which shall contain, among others, provisions restricting the transferability of the Shares and a right of first refusal in favor of the Buyer . Unless and until such a stockholders agreement has been executed, after which time the Shares shall become subject to the provisions of such stockholders agreement, each of Seller and Developer agrees that it shall not sell, assign, mortgage, hypothecate, transfer or pledge, create a security interest in, or lien or encumbrance on (each a "Transfer"), the Shares or any interest therein .

        3.4.4 If requested by the managing underwriter of a public offering involving the Buyer, each of Seller and Developer agrees not to Transfer any of the Shares (other than shares of Common Stock registered in such offering) during the period requested. by the managing underwriter, if any, not to exceed 180 days, following the effective date of the registration statement covering such a public offering.

                      ARTICLE 4. MISCELLANEOUS PROVISIONS

     4.1 Entire Agreement. This Agreement and the exhibits, schedules and other documents signed by the parties in connection herewith constitute the entire agreement of the parties with respect to the subject matter hereof, and except as specifically provided herein, no change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

     4.2 Confidential Information . Each party ("recipient") agrees to keep confidential indefinitely all proprietary and confidential information of the other party ("disclosing party"), including without limitation all Products, Patents, Copyrights, Trade Secrets, Royalty reports and related information, this Agreement, technical information, business information, sales information, customer and potential customer lists and identities, product sales plans, sublicense agreements, inventions, developments, discoveries, software, know-how, methods, techniques, formulae, data, processes and other trade secrets and proprietary ideas, whether or not protectable under patent, trademark, copyright or other areas of law, that the recipient has access to or receives (collectively, "Confidential Information") . Confidential Information does not include information as evidenced by written records that (a) is or becomes publicly available through no fault of the recipient, (b) was already known to the recipient at the time it was received by the recipient, (c) is independently developed by or on behalf off the recipient I-PH/1870327 . 3 09/03/03 7 receiving party without reference or access to such information, or (d) is received from a third party who is under no obligation of confidentiality to the disclosing party .

     4.3 Notices. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Agreement shall be deemed to have been duly given or made for all purposes if (i) hand delivered, (ii) sent by a nationally recognized overnight courier or
(iii) sent by telephone facsimile transmission (with prompt oral confirmation of receipt) to the addresses listed below, or at such other address as any party may specify by notice given to the other party in accordance with this Section . The date off giving of any such notice shall be the date of hand delivery, the date sent by telephone facsimile, and the day after delivery to the overnight courier service .

If to Seller                                   with a copy to
--------------------------------------------------------------------------------
NetLabs.com,  Inc.
8 Ponderosa Lane
Old Bridge, New Jersey 08857
Attention: Robert Dean
Phone No.:(732) 360-1535

If to Buyer                                   with a copy to
--------------------------------------------------------------------------------
StrikeForce Technologies, Inc.              Morgan, Lewis & Bockius, LLP
1090 King Georges Post Road,                1701 Market Street
Suite 108 Edison,  New Jersey 08837         Philadelphia, Pennsylvania 19103
Attention: Chief Executive Officer          Attention: Andrew Hamilton
Facsimile No.: (732) 321-6562               Telecopy No. (215) 963-5001

If to the Developer
---------------------------------------
Ramarao Pemmaraju
8 Ponderosa Lane
Old Bridge, NJ 08857
Phone No.: (732) 360-1535


     4.4 Bankruptcy. During the Royalty Period, in the event StrikeForce seeks reorganization under any bankruptcy act, or consents to the filing of a petition seeking such reorganization, or has a decree entered against it by a court of competent jurisdiction appointing a receiver, liquidator, trustee, or assignee in bankruptcy or in insolvency covering all or substantially all of StrikeForce's property or providing for the liquidation of StrikeForce's property or business affairs, then, as may be permitted by the United States Bankruptcy Code or other applicable state and federal laws, StrikeForce shall assign the Products back to NetLabs and, in return for such assignment, NetLabs shall issue or otherwise transfer to StrikeForce shares of NetLabs stock and/or cash or other assets that shall have a fair market value equal to the fair market value of the Products as of the date of the assignment of the Products.

     4.5 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument,

     4.6 Governing Law, Severability . This Agreement shall be governed by and construed in accordance with the internal laws of the State of New Jersey without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New Jersey . Should any clause, section or part of this Agreement be held or declared to be void or illegal for any reason, all other clauses, sections or parts of this Agreement shall nevertheless continue in full force and effect.

     4.7 Arbitration. All controversies or claims arising out of or relating to this Agreement or the interpretation, performance, breach, termination or validity thereof (collectively, "Disputes") shall be submitted to binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in Princeton, New Jersey . Any Dispute that in the aggregate is valued at less than $500,000 shall be heard by one independent arbitrator; otherwise, by three independent arbitrators . Each party's discovery shall be limited to 25 interrogatories, 25 requests for production, and 3 depositions . Any award rendered by the arbitrator(s) shall be final and binding upon the parties . Judgment upon the award may be entered in any court of competent jurisdiction. Requests for injunctive relief and emergency measures may be submitted at any time in accordance with the Optional Rules for Emergency Measures of Protection of the Commercial Arbitration Rules . Each party hereto consents to binding arbitration as the sole means of dispute resolution and agrees that service of process in any such proceeding shall be sufficient if accomplished in accordance with the notice provisions set forth in the Agreement.

     4.8 Assignment. This Agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors and permitted assigns . Neither this Agreement nor any rights or obligations hereunder shall be assignable by any party.

     4.9 Expenses. Each of Buyer, Seller and Developer shall bear all of their own expenses in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of its agents, representatives, counsel and accountants.

     4.10 No Third Party Beneficiaries. Nothing in this Agreement is intended to confer benefits, rights or remedies unto any person or entity other than. the parties and their permitted successors and assigns.

     4.11 Benefit of Counsel. This Agreement has been negotiated between unrelated parties who are sophisticated and knowledgeable in the matters contained in this Agreement and who have acted in their own self interest . In addition, each party has been represented by legal counsel, or has had the opportunity to retain legal counsel to review this Agreement . The provisions of this Agreement shall be interpreted in a reasonable manner to effect the purposes of the parties, and this Agreement shall not be .interpreted or construed against any party to this Agreement because that party or any attorney or representative for that party drafted this Agreement or participated in the drafting of this Agreement.

     Whereof, and intending to be legally bound hereby, the parties have executed this Agreement as of the Effective Date .








Seller  NetLabs.com Inc.             Buyer      StriikeForce  Technical Services
                                                Corporation  d/b/a  StrikeForce
                                                Technologies, Inc.
Type    New Jersey Corporation       Type       New Jersey Corporation
Signature /s/ Robert Denn            Signature  /s/Mark L. Kay
          ---------------                       -------------
Name      Robert Denn                Name       Mark L. Kay
Title President                      Title      CEO

Developer  Ramarao  Pemmaraja        Developer

Signature/s/Ramarao  Pemmaraja       Signature
            -------------------
Name        Ramarao  Pemmaraja       Name
Date        September 11, 2003       Date

                                  AMENDMENT TO
                            ASSET PURCHASE AGREEMENT
                                    Between
              STRIKE FORCE TECHNOLOGIES, INC. & NETLABS.COM, INC.


        WHEREAS StrikeForce Technologies, Inc and NetLabs .com, Inc. have entered into an asset purchase agreement on September 11, 2003.

        WHEREAS StrikeForce Technologies has yet to perform. in accordance with the intent and the purpose of this agreement (the generation of revenue).

        NOW THEREFORE, be it known, the agreed resolution is the change of the royalty period as stated in Article 2. Financial Provisions, subsection 2.2, which is 5 years is to be extended to 1 .0 years. This change is effective as of September 11, 2003 and is to run till 8/31/2013.

        IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Addendum as of the date September 2, 2004.

For StrikeForce  Technologies,  Inc.       For Netlabs.com, Inc.

Mark L. Kay                                Robert Denn
--------------                             --------------
Print Name                                 Print Name

/s/Mark L. Kay                             /s/Robert Denn
--------------                             --------------
Signature                                  Signature

CEO                                        President
--------------                             --------------
Title                                      Title

                               AMENDMENT NO. 2 TO
                            ASSET PURCHASE AGREEMENT
                                     Between
               STRIKEFORCE TECHNOLOGIES, INC. & NETLABS.COM, INC.


WHEREAS StrikeForce Technologies, Inc and NetLabs.com, Inc. are parties to that certain Asset Purchase Agreement (the "Agreement") of September 11, 2003, as amended from time to time; and


WHEREAS StrikeForce Technologies has attempted without success to secure additional capital investment to continue for its operations and has requested NetLabs.com to waive the royalty agreements provided for by Sections 2.2 and 2.3 of the Agreement; and

WHEREAS   without   immediate   additional   capital   investment,   StrikeForce
Technologies will be unable to continue operations or to develop commercial applications for the assets purchased from NetLabs.com; and

WHEREAS the royalty payments provided for in the Agreement are unacceptable to Cornell Capital Partners LLP, a private equity investor that has executed a term sheet with StrikeForce Technologies to provide funding of as much as $11, 000,000; and

WHEREAS  StrikeForce  Technologies  and Netlabs.com  believe that it is in their
mutual  interest  that  StrikeForce   Technologies   proceed  with  the  capital
investment offered by Cornell Capital Partners; and

WHEREAS StrikeForce Technologies and NetLabs.com desire to amend the Agreement to modify the consideration to be paid to NetLabs pursuant to the Agreement so as to eliminate the royalty payments and to provide for the issuance of options to purchase the common stock of StrikeForce Technologies in order to facilitate the capital investment offered by Cornell Capital Partners;


NOW THEREFORE, in consideration of the mutual covenants and for other good and valuable consideration, the adequacy of which is hereby acknowledged,

1.      Sections 2.2 and 2.3 of the Agreement are deleted in their entirety.

2. In lieu of the royalty payments provided for by Sections 2.2 and 2.3, StrikeForce Technologies will issue to Netlabs.com options to purchase seven million six hundred thousand shares (7,600,000) shares of the common stock of StrikeForce Technologies at a price of thirty-six cents ($0.36) per share. The options shall vest according to the schedule attached as Schedule A and shall expire on August 31st, 2013. The options shall be issued under a form of option agreement attached hereto as Schedule B.

3. It is understood and agreed (a) that neither the options nor the common stock to be issued upon exercise of the options have been registered with the Securities and Exchange Commission or any state securities regulatory agency and that, accordingly, such options may not be resold except in one or more transactions that are exempt from any state or federal registration requirements or pursuant to an effective registration statement and (b) that no registration rights are being granted as part of the issuance of the options. StrikeForce Technologies shall provide its reasonable cooperation in the event that Netlabs.com seeks to resell such securities pursuant to an exemption available under
        Section  4(2) of the  Securities  Act of 1933  or Rule  144  thereunder, provided that such resale complies with all applicable law and Netlabs.com pays all costs and fees incurred by StrikeForce
        Technologies. Netlabs.com covenants that it will not resell any securities issued by StrikeForce Technologies pursuant to this amendment in such a manner that StrikeForce Technologies will be deemed an underwriter of the transaction.

4. This Amendment No. 2 to the Asset Purchase Agreement shall be effective as of the date of September 11,2003.

IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Amendment as of December 2nd, 2004.


StrikeForce Technologies, Inc.              Netlabs.com, Inc.

By: Mark L. Kay                            By: Robert Denn
--------------                             --------------
Print Name                                 Print Name

/s/Mark L. Kay                             /s/Robert Denn
--------------                             --------------
Signature                                  Signature

CEO                                        President
--------------                             --------------
Title                                      Title

NEITHER THIS OPTION NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER. STRIKEFORCE TECHNOLOGIES, INC.

                                  STOCK OPTION

                                                               7,600,000 shares

                  Original Issue Date: As of September 11, 2003

     THIS CERTIFIES THAT, FOR VALUE RECEIVED, NETLABS.COM, INC. or its registered assigns ("Holder") is entitled to purchase from STRIKEFORCE TECHNOLOGIES, INC. (the "Company"), on the terms and conditions hereinafter set forth, at any time or from time to time from the date hereof until 5:00 p.m., Eastern Time, on August 11, 2013, or if such date is not a day on which the Company is open for business, then the next succeeding day on which the Company is open for business (such date is the "Expiration Date"), but not thereafter, to purchase up to SEVEN MILLION SIX HUNDRED THOUSAND (7,600,000) shares of the Common Stock, par value $.0005 per share, (the "Common Stock"), of the Company, at $0.36 per share (the "Exercise Price"), which such shares shall vest according to Schedule I attached hereto, and such number of shares and Exercise Price being subject to adjustment upon the occurrence of the contingencies set forth in this Option. Each share of Common Stock as to which this Option is exercisable is an "Option Share" and all such shares are collectively referred to as the "Option Shares."

         Section 1.        Exercise of Option; Conversion of Option.

               (a) This Option may, at the option of Holder, be exercised in whole or in part from time to time by delivery to the Company at its office at 1090 King George's Post Road, Edison, NJ 08837 FAX: (732) 661-9647, Attention:
Secretary, on or before 5:00 p.m., Eastern Time, on the Expiration Date, (i) a written notice of such Holder's election to exercise this Option (the "Exercise Notice"), which notice may be in the form of the Notice of Exercise attached hereto, properly executed and completed by Holder or an authorized officer thereof, (ii) a check payable to the order of the Company, in an amount equal to the product of the Exercise Price multiplied by the number of Option Shares specified in the Exercise Notice, and (iii) this Option (the items specified in (i), (ii), and (iii) are collectively the "Exercise Materials").

               (b) This Option may, at the option of Holder, be converted into Common Stock, if and only if the Average Market Price of one share of Common Stock on the Effective Date (as defined in Section 1(d) hereof) is greater than the Exercise Price, by delivery to the Company at the address designated in
Section 1(a) above or to any transfer agent for the Common Stock, on or before 5:00 p.m. Eastern Time on the Expiration Date, (i) a written notice of Holder's election to convert this Option (the "Conversion Notice"), properly executed and completed by Holder or an authorized officer thereof, and (ii) this Option (the items specified in (i) and (ii) are collectively the "Conversion Materials"). The number of shares of Common Stock issuable upon conversion of this Option is equal to the quotient of (x) the product of the number of Option Shares then issuable upon exercise of this Option (assuming an exercise for cash, however cashless is allowed) multiplied by the difference between (A) the Average Market Price on the Effective Date minus (B) the then effective Exercise Price divided by (y) the Average Market Price on the Effective Date. As used herein, "Average Market Price" on any particular date means the arithmetic mean of the Closing Bid Prices (as defined below) for the Common Stock for each trading day in the five (5) trading day period ending on the trading day immediately preceding the date on which the calculation is to be made. As used herein, "Closing Bid Price" means, the last closing bid price of the Common Stock during regular trading hours on the OTC Bulletin Board (the "OTCBB") or the Nasdaq Stock Market ("Nasdaq") as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the OTCBB or Nasdaq is not the principal trading market for the Common Stock, the last closing bid price during regular trading hours of the Common Stock on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of the Common Stock in the over-the-counter market on the pink sheets or bulletin board for the Common Stock as reported by Bloomberg, or, if no closing bid price is reported for the Common Stock by Bloomberg, the last closing trade price of the Common Stock as reported by Bloomberg. If the Closing Bid Price cannot be calculated for the Common Stock on such date on any of the foregoing bases, the Closing Bid Price of the Common Stock on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company (all as appropriately adjusted for any stock dividend, stock split, or other similar transaction during such period).

               (c) As promptly as practicable, and in any event within two (2) business days after its receipt of the Exercise Materials or the Conversion Materials, Company shall execute or cause to be executed and delivered to Holder a certificate or certificates representing the number of Option Shares specified in the Exercise Notice or Conversion Notice, together with cash in lieu of any fraction of a share, and if this Option is partially exercised, a new option on the same terms for the unexercised balance of the Option Shares. The stock certificate or certificates shall be registered in the name of Holder or such other name or names as shall be designated in the Exercise Notice. The date on which the Option shall be deemed to have been exercised (the "Effective Date"), and the date the person in whose name any certificate evidencing the Common Stock issued upon the exercise hereof is issued shall be deemed to have become the holder of record of such shares, shall be the date the Company receives the Exercise Materials or Conversion Materials, irrespective of the date of delivery of a certificate or certificates evidencing the Common Stock issued upon the exercise or conversion hereof, provided, however, that if the Exercise Materials or Conversion Materials are received by the Company on a date on which the stock transfer books of the Company are closed, the Effective Date shall be the next succeeding date on which the stock transfer books are open. All shares of Common Stock issued upon the exercise or conversion of this Option will, upon issuance, be fully paid and non-assessable and free from all taxes, liens, and charges with respect thereto.



          Section 2. Adjustments to Option Shares. The number of Option Shares issuable upon the exercise hereof shall be subject to adjustment as follows:

               (a) In the event the Company is a party to a consolidation, share exchange, or merger, or the sale of all or substantially all of the assets of the Company to, any person, or in the case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation, and in which there is a reclassification or change of the shares of Common Stock of the Company, this Option shall after such consolidation, share exchange, merger, or sale be exercisable for the kind and number of securities or amount and kind of property of the Company or the corporation or other entity resulting from such share exchange, merger, or consolidation, or to which such sale shall be made, as the case may be (the "Successor Company"), to which a holder of the number of shares of Common Stock deliverable upon the exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Option would have been entitled upon such consolidation, share exchange, merger, or sale; and in any such case appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interests of Holder, such that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to the number and kind of securities or the type and amount of property thereafter deliverable upon the exercise of this Option. The above provisions shall similarly apply to successive consolidations, share exchanges, mergers, and sales. Any adjustment required by this Section 2 (a) because of a consolidation, share exchange, merger, or sale shall be set forth in an undertaking delivered to Holder and executed by the Successor Company which provides that Holder shall have the right to exercise this Option for the kind and number of securities or amount and kind of property of the Successor Company or to which the holder of a number of shares of Common Stock deliverable upon exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Option would have been entitled upon such consolidation, share exchange, merger, or sale. Such undertaking shall also provide for future adjustments to the number of Option Shares and the Exercise Price in accordance with the provisions set forth in Section 2 hereof.

               (b) In the event the Company should at any time, or from time to time after the Original Issue Date, fix a record date for the effectuation of a stock split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, or securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration (Cashless Exercise) by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split, or subdivision if no record date is fixed), the number of Option Shares issuable upon the exercise hereof shall be proportionately increased and the Exercise Price shall be appropriately decreased by the same proportion as the increase in the number of outstanding Common Stock Equivalents of the Company resulting from the dividend, distribution, split, or subdivision. Notwithstanding the preceding sentence, no adjustment shall be made to decrease the Exercise Price below $.001 per Share.

               (c) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for the effectuation of a reverse stock split, or a transaction having a similar effect on the number of outstanding shares of Common Stock of the Company, then, as of such record date (or the date of such reverse stock split or similar transaction if no record date is fixed), the number of Option Shares issuable upon the exercise hereof shall be proportionately decreased and the Exercise Price shall be appropriately increased by the same proportion as the decrease of the number of outstanding Common Stock Equivalents resulting from the reverse stock split or similar transaction.

               (d) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for a reclassification of its Common Stock, then, as of such record date (or the date of the reclassification if no record date is set), this Option shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such reclassification to a holder of a number of shares of Common Stock equal to the number of Option Shares issuable upon exercise of this Option immediately prior to such reclassification, and the Exercise Price shall be unchanged.

               (e) The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issue, or sale of securities, sale of assets or any other voluntary action, void or seek to avoid the observance or performance of any of the terms of the Option, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company (x) will not create a par value of any share of stock receivable upon the exercise of the Option above the amount payable therefor upon such exercise, and (y) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of the Option.

               (f) When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Option, or in the Exercise Price, the Company shall promptly notify Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Options and of the Exercise Price, together with the computation resulting in such adjustment.

               (g) The Company covenants and agrees that all Option Shares which may be issued will, upon issuance, be validly issued, fully paid, and non-assessable. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the Option in full.

          Section 3. No Stockholder Rights. This Option shall not entitle Holder hereof to any voting rights or other rights as a stockholder of the Company.

          Section 4. Transfer of Securities.

               (a) This Option and the Option Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon, or otherwise, shall not be transferable except upon compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws with respect to the transfer of such securities. The Holder, by acceptance of this Option, agrees to be bound by the provisions of Section 4 hereof and to indemnify and hold harmless the Company against any loss or liability arising from the disposition of this Option or the Option Shares issuable upon exercise hereof or any interest in either thereof in violation of the provisions of this Option.

               (b) Each certificate for the Option Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions hereof) be stamped or otherwise imprinted with a legend in substantially the following form:


    "NEITHER THIS OPTION NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER."

          Section 5. Miscellaneous.

                  (a) The terms of this Option shall be binding upon and shall inure to the benefit of any successors or permitted assigns of the Company and Holder.

               (b) Except as otherwise provided herein, this Option and all rights hereunder are transferable by the registered holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Option, properly endorsed, to the Company. The Company may deem and treat the registered holder of this Option at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

               (c) Notwithstanding any provision herein to the contrary, Holder may not exercise, sell, transfer, or otherwise assign this Option unless the Company is provided with an opinion of counsel satisfactory in form and substance to the Company, to the effect that such exercise, sale, transfer, or assignment would not violate the Securities Act or applicable state securities laws.

               (d) This Option may be divided into separate options covering one share of Common Stock or any whole multiple thereof, for the total number of shares of Common Stock then subject to this Option at any time, or from time to time, upon the request of the registered holder of this Option and the surrender of the same to the Company for such purpose. Such subdivided Options shall be issued promptly by the Company following any such request and shall be of the same form and tenor as this Option, except for any requested change in the name of the registered holder stated herein.

               (e) Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Option must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested, (c) three (3) days after being sent by U.S. certified mail, return receipt requested, or (d) one
(1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be: If to Company:
StrikeForce  Technologies,  Inc. 1090 King  George's Post Road Edison,  NJ 08837
Facsimile: (732) 661-9647

               If to Holder, to the registered address of Holder appearing on the books of the Company. Each party shall provide five (5) days prior written notice to the other party of any change in address, which change shall not be effective until actual receipt thereof

               (f) The corporate laws of the state under which the Company, or any successor of the Company, is organized shall govern all issues concerning the relative rights of the Company and its stockholders. If any provision of this Option shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Option in that jurisdiction or the validity or enforceability of any provision of this Option in any other jurisdiction.

                       [Signatures on the following page]

                                 SIGNATURE PAGE
                                       TO
                                     COMPANY
                                  STOCK OPTION


         IN WITNESS WHEREOF, the Company, has caused this Option to be executed in its name by its duly authorized officers under seal, and to be dated as of the date first above written.

                                           STRIKEFORCE TECHNOLOGIES, INC.




                                           By:/S/   Mark L. Kay
                                              --------------------------
                                              Name: Mark L. Kay
                                              Title: CEO
ATTEST:


Secretary/Assistant Secretary

                                   SCHEDULE I




------------------------------------ -------------------------------------------

Number of Shares                     Date of Vest
------------------------------------ -------------------------------------------

2,530,000                            September 11th, 2004
------------------------------------ -------------------------------------------

2,530,000                            September 11th, 2005
------------------------------------ -------------------------------------------

2,540,000                            September 11th, 2006
------------------------------------ -------------------------------------------

                                   ASSIGNMENT

              (To be Executed by the Registered Holder to affect a
                       Transfer of the foregoing Option)

          FOR VALUE  RECEIVED,  the  undersigned  hereby sells,  and assigns and
transfers                                                                   unto
___________________________________________________________________________  the
foregoing Option and the rights represented thereto to purchase shares of Common Stock of StrikeForce Technologies, Inc. in accordance with terms and conditions thereof, and does hereby irrevocably constitute and appoint ________________ Attorney to transfer the said Option on the books of the Company, with full power of substitution.

         Holder:





         Address

         Dated: __________________, 2___


         In the presence of:

         -------------------------------

                          EXERCISE or conversion notice


                   [To be signed only upon exercise of Option]

To:      STRIKEFORCE TECHNOLOGIES, INC.

          The undersigned Holder of the attached Option hereby irrevocably elects to exercise the Option for, and to purchase thereunder, _____ shares of Common Stock of STRIKEFORCE TECHNOLOGIES, INC., issuable upon exercise of said Option and hereby surrenders said Option.

                                   Choose One:

          The Holder herewith delivers to STRIKEFORCE TECHNOLOGIES, INC., a check in the amount of $______ representing the Exercise Price for such shares.
                                    or
          The Holder elects a cashless exercise pursuant to Section 2(b) of the Option. The Average Market Price as of _______ was $-----.

          The undersigned herewith requests that the certificates for such shares be issued in the name of, and delivered to the undersigned, whose address is ________________________________.


If electronic book entry transfer, complete the following:

         Account Number:
                           -----------------------------------

         Transaction Code Number:
                                   ------------------

Dated: ___________________

                                     Holder:


                                     ------------------------------------


                                     ------------------------------------


                                     By:
                                        ---------------------------------
                                     Name:
                                     Title:


                                     NOTICE

          The signature above must correspond to the name as written upon the face of the within Option in every particular, without alteration or enlargement or any change whatsoever.

                             COMPANY ACKNOWLEDGEMENT
                                       TO
                          CONVERSION OR EXERCISE NOTICE


ACKNOWLEDGED AND AGREED:

STRIKEFORCE TECHNOLOGIES, INC.